Exhibit 99.2

American Financial Group, Inc. Investor Supplement - Fourth Quarter 2018

January 31, 2019

American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower 301 E Fourth Street
Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2018

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Highlights
Net earnings (loss)	$(29)	$204	$210	$145	$166	$530	$475
Core net operating earnings	159	198	185	219	197	761	588
Total assets	63,456	64,190	61,834	60,656	60,658	63,456	60,658
Adjusted shareholders’ equity (a)	4,898	5,103	4,920	4,865	4,724	4,898	4,724
Property and Casualty net written premiums	1,208	1,456	1,257	1,102	1,161	5,023	4,751
Annuity statutory premiums	1,482	1,378	1,399	1,148	909	5,407	4,341

Per share data
Diluted earnings per share	$(0.33)	$2.26	$2.31	$1.60	$1.84	$5.85	$5.28
Core net operating earnings per share	1.75	2.19	2.04	2.42	2.20	8.40	6.55
Adjusted book value per share (a)	54.86	57.22	55.24	54.74	53.51	54.86	53.51

Cash dividends per common share	1.9000	0.3500	1.8500	0.3500	2.3500	4.4500	4.7875

Financial ratios
Annualized return on equity (b)	(2.3%)	16.3%	17.1%	12.3%	14.4%	10.9%	10.3%
Annualized core operating return on equity (b)	12.6%	15.8%	15.1%	18.6%	17.2%	15.6%	12.7%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	62.7%	64.3%	59.7%	57.8%	59.8%	61.3%	62.9%
Underwriting expense ratio	29.3%	31.4%	34.0%	33.9%	27.5%	32.1%	30.2%

Combined ratio - Specialty	92.0%	95.7%	93.7%	91.7%	87.3%	93.4%	93.1%

Net spread on fixed annuities:
Net interest spread	2.58%	2.67%	2.81%	2.75%	2.62%	2.70%	2.62%
Net spread earned:
Before impact of fair value accounting and unlockings	0.81%	1.37%	1.46%	1.38%	1.40%	1.26%	1.34%
Impact of fair value accounting (c)	(0.52%)	(0.02%)	0.04%	0.16%	(0.13%)	(0.10%)	(0.10%)
Unlockings	(0.04%)	0.00%	(0.32%)	0.00%	(0.06%)	(0.09%)	(0.01%)

After impact of fair value accounting and unlockings	0.25%	1.35%	1.18%	1.54%	1.21%	1.07%	1.23%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 19.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	09/30/18	06/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Property and Casualty Insurance
Underwriting profit	$101	$56	$72	$91	$155	$320	$313
Net investment income	115	108	115	100	86	438	362
Other income (expense)	(2)	(6)	(7)	(3)	(8)	(18)	(15)

Property and Casualty Insurance operating earnings	214	158	180	188	233	740	660

Annuity earnings	20	117	99	125	97	361	380
Interest expense of parent holding companies	(16)	(15)	(16)	(15)	(20)	(62)	(85)
Other expense	(13)	(22)	(32)	(27)	(27)	(94)	(92)

Pre-tax core operating earnings	205	238	231	271	283	945	863

Income tax expense	46	40	46	52	86	184	275

Core net operating earnings	159	198	185	219	197	761	588

Non-core items, net of tax:
Realized gains (losses) on securities	(188)	27	25	(74)	4	(210)	3
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(14)	—	—	—	(14)	(58)
Former Railroad and Manufacturing operations	—	(7)	—	—	—	(7)	(16)
Neon exited lines charge	—	—	—	—	18	—	18
Tax benefit related to Neon restructuring	—	—	—	—	56	—	56
Tax expense related to change in U.S. corporate tax rate	—	—	—	—	(83)	—	(83)
Loss on retirement of debt	—	—	—	—	(26)	—	(33)

Net earnings	$(29)	$204	$210	$145	$166	$530	$475

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Core net operating earnings	$159	$198	$185	$219	$197	$761	$588

Net earnings	$(29)	$204	$210	$145	$166	$530	$475

Average number of diluted shares - core	90.668	90.731	90.663	90.431	90.109	90.626	89.812
Average number of diluted shares - net	89.278	90.731	90.663	90.431	90.109	90.626	89.812

Diluted earnings per share:
Core net operating earnings per share	$1.75	$2.19	$2.04	$2.42	$2.20	$8.40	$6.55

Realized gains (losses) on securities	(2.08)	0.31	0.27	(0.82)	0.04	(2.31)	0.03
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(0.16)	—	—	—	(0.16)	(0.64)
Former Railroad and Manufacturing operations	—	(0.08)	—	—	—	(0.08)	(0.18)
Neon exited lines charge	—	—	—	—	0.19	—	0.19
Tax benefit related to Neon restructuring	—	—	—	—	0.62	—	0.62
Tax expense related to change in U.S. corporate tax rate	—	—	—	—	(0.92)	—	(0.92)
Loss on retirement of debt	—	—	—	—	(0.29)	—	(0.37)

Diluted earnings per share	$(0.33)	$2.26	$2.31	$1.60	$1.84	$5.85	$5.28

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Property and Transportation	$64	$—	$23	$33	$84	$120	$154
Specialty Casualty	22	49	29	41	58	141	104
Specialty Financial	20	9	22	15	19	66	61
Other Specialty	(4)	(3)	(1)	3	(5)	(5)	(2)

Underwriting profit - Specialty	102	55	73	92	156	322	317

Other core charges, included in loss and LAE	1	(1)	1	1	1	2	4

Underwriting profit - Core	101	56	72	91	155	320	313

Special A&E charges, included in loss and LAE	—	(18)	—	—	—	(18)	(89)
Neon exited lines charge, included in loss and LAE	—	—	—	—	18	—	18

Underwriting profit (loss) - Property and Casualty Insurance	$101	$38	$72	$91	$173	$302	$242

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(1)	$3	$—	$—	$4	$2	$10
Catastrophe loss	39	35	16	13	8	103	140

Total current accident year catastrophe losses	$38	$38	$16	$13	$12	$105	$150

Prior year loss reserve development (favorable) / adverse	$(61)	$(31)	$(44)	$(56)	$(66)	$(192)	$(64)

Combined ratio:
Property and Transportation	86.5%	100.0%	93.9%	90.4%	82.6%	93.1%	91.0%
Specialty Casualty	96.5%	92.1%	95.1%	92.9%	90.0%	94.2%	95.2%
Specialty Financial	85.5%	94.4%	85.6%	90.2%	86.2%	88.9%	89.4%
Other Specialty	112.3%	103.0%	105.5%	90.7%	123.0%	103.7%	102.7%

Combined ratio - Specialty	92.0%	95.7%	93.7%	91.7%	87.3%	93.4%	93.1%

Other core charges	0.0%	0.0%	0.0%	0.1%	0.1%	0.0%	0.1%
Neon exited lines charge, loss and LAE	0.0%	0.0%	0.0%	0.0%	(1.4%)	0.0%	(0.4%)
Special A&E charges	0.0%	1.5%	0.0%	0.0%	0.0%	0.4%	1.9%

Combined ratio	92.0%	97.2%	93.7%	91.8%	86.0%	93.8%	94.7%

Combined ratio excl. catastrophe and prior year development	93.7%	96.8%	96.2%	95.6%	90.8%	95.7%	93.1%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	64.4%	65.4%	62.2%	61.7%	63.3%	63.6%	62.9%
Prior accident year loss reserve development	(4.7%)	(2.2%)	(3.9%)	(5.0%)	(5.4%)	(4.0%)	(1.4%)
Current accident year catastrophe loss	3.0%	2.6%	1.4%	1.2%	0.6%	2.1%	3.0%

Loss and LAE ratio	62.7%	65.8%	59.7%	57.9%	58.5%	61.7%	64.5%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Gross written premiums	$1,613	$2,104	$1,665	$1,458	$1,571	$6,840	$6,502
Ceded reinsurance premiums	(405)	(648)	(408)	(356)	(410)	(1,817)	(1,751)

Net written premiums	1,208	1,456	1,257	1,102	1,161	5,023	4,751
Change in unearned premiums	62	(129)	(96)	5	64	(158)	(172)

Net earned premiums	1,270	1,327	1,161	1,107	1,225	4,865	4,579

Loss and LAE	796	855	692	640	733	2,983	2,880
Underwriting expense	372	417	396	375	336	1,560	1,382

Underwriting profit	$102	$55	$73	$92	$156	$322	$317

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(1)	$3	$—	$—	$4	$2	$10
Catastrophe loss	39	35	16	13	8	103	140

Total current accident year catastrophe losses	$38	$38	$16	$13	$12	$105	$150

Prior year loss reserve development (favorable) / adverse	$(61)	$(49)	$(45)	$(57)	$(49)	$(212)	$(139)
Combined ratio:
Loss and LAE ratio	62.7%	64.3%	59.7%	57.8%	59.8%	61.3%	62.9%
Underwriting expense ratio	29.3%	31.4%	34.0%	33.9%	27.5%	32.1%	30.2%

Combined ratio	92.0%	95.7%	93.7%	91.7%	87.3%	93.4%	93.1%

Combined ratio excl. catastrophe and prior year development	93.7%	96.8%	96.2%	95.6%	90.8%	95.7%	93.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	64.4%	65.4%	62.2%	61.7%	63.3%	63.6%	62.9%
Prior accident year loss reserve development	(4.7%)	(3.7%)	(3.9%)	(5.1%)	(4.1%)	(4.4%)	(3.0%)
Current accident year catastrophe loss	3.0%	2.6%	1.4%	1.2%	0.6%	2.1%	3.0%

Loss and LAE ratio	62.7%	64.3%	59.7%	57.8%	59.8%	61.3%	62.9%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Gross written premiums	$651	$953	$615	$426	$626	$2,645	$2,688
Ceded reinsurance premiums	(203)	(393)	(193)	(102)	(202)	(891)	(923)

Net written premiums	448	560	422	324	424	1,754	1,765
Change in unearned premiums	31	(34)	(48)	26	61	(25)	(54)

Net earned premiums	479	526	374	350	485	1,729	1,711
Loss and LAE	327	406	239	220	325	1,192	1,172
Underwriting expense	88	120	112	97	76	417	385

Underwriting profit	$64	$—	$23	$33	$84	$120	$154

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(1)	$1	$—	$—	$—	$—	$2
Catastrophe loss	(1)	12	10	5	(3)	26	36

Total current accident year catastrophe losses	$(2)	$13	$10	$5	$(3)	$26	$38

Prior year loss reserve development (favorable) / adverse	$(7)	$(4)	$(21)	$(18)	$(4)	$(50)	$(40)

Combined ratio:
Loss and LAE ratio	68.2%	77.1%	63.8%	63.0%	67.1%	69.0%	68.5%
Underwriting expense ratio	18.3%	22.9%	30.1%	27.4%	15.5%	24.1%	22.5%

Combined ratio	86.5%	100.0%	93.9%	90.4%	82.6%	93.1%	91.0%

Combined ratio excl. catastrophe and prior year development	88.2%	98.5%	96.8%	94.1%	84.0%	94.4%	91.2%

Loss and LAE components:
Current accident year, excluding catastrophe loss	69.9%	75.6%	66.7%	66.7%	68.5%	70.3%	68.7%
Prior accident year loss reserve development	(1.5%)	(0.8%)	(5.6%)	(5.1%)	(0.8%)	(2.8%)	(2.3%)
Current accident year catastrophe loss	(0.2%)	2.3%	2.7%	1.4%	(0.6%)	1.5%	2.1%

Loss and LAE ratio	68.2%	77.1%	63.8%	63.0%	67.1%	69.0%	68.5%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Gross written premiums	$778	$956	$858	$853	$737	$3,445	$3,087
Ceded reinsurance premiums	(197)	(261)	(219)	(259)	(182)	(936)	(807)

Net written premiums	581	695	639	594	555	2,509	2,280
Change in unearned premiums	32	(79)	(44)	(15)	18	(106)	(94)

Net earned premiums	613	616	595	579	573	2,403	2,186

Loss and LAE	389	364	378	345	338	1,476	1,410
Underwriting expense	202	203	188	193	177	786	672

Underwriting profit	$22	$49	$29	$41	$58	$141	$104

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$—	$—	$4	$1	$6
Catastrophe loss	28	11	1	5	14	45	71

Total current accident year catastrophe losses	$28	$12	$1	$5	$18	$46	$77

Prior year loss reserve development (favorable) / adverse	$(52)	$(37)	$(15)	$(35)	$(52)	$(139)	$(86)

Combined ratio:
Loss and LAE ratio	63.5%	59.2%	63.4%	59.5%	59.1%	61.5%	64.5%
Underwriting expense ratio	33.0%	32.9%	31.7%	33.4%	30.9%	32.7%	30.7%

Combined ratio	96.5%	92.1%	95.1%	92.9%	90.0%	94.2%	95.2%

Combined ratio excl. catastrophe and prior year development	100.3%	96.4%	97.5%	97.9%	96.7%	98.1%	95.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	67.3%	63.5%	65.8%	64.5%	65.8%	65.4%	65.2%
Prior accident year loss reserve development	(8.5%)	(6.0%)	(2.5%)	(6.0%)	(9.2%)	(5.8%)	(4.0%)
Current accident year catastrophe loss	4.7%	1.7%	0.1%	1.0%	2.5%	1.9%	3.3%

Loss and LAE ratio	63.5%	59.2%	63.4%	59.5%	59.1%	61.5%	64.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Gross written premiums	$184	$195	$192	179	$208	$750	$727
Ceded reinsurance premiums	(42)	(42)	(33)	(31)	(52)	(148)	(131)

Net written premiums	142	153	159	148	156	602	596
Change in unearned premiums	(1)	(4)	—	1	(15)	(4)	(20)

Net earned premiums	141	149	159	149	141	598	576

Loss and LAE	51	60	54	60	47	225	227
Underwriting expense	70	80	83	74	75	307	288

Underwriting profit (loss)	$20	$9	$22	$15	$19	$66	$61

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$—	$—	$—	$1	$2
Catastrophe loss	10	12	3	3	(5)	28	30

Total current accident year catastrophe losses	$10	$13	$3	$3	$(5)	$29	$32

Prior year loss reserve development (favorable) / adverse	$(7)	$(8)	$(8)	$(3)	$1	$(26)	$(21)

Combined ratio:
Loss and LAE ratio	36.4%	40.1%	33.9%	40.2%	33.1%	37.6%	39.4%
Underwriting expense ratio	49.1%	54.3%	51.7%	50.0%	53.1%	51.3%	50.0%

Combined ratio	85.5%	94.4%	85.6%	90.2%	86.2%	88.9%	89.4%

Combined ratio excl. catastrophe and prior year development	83.6%	91.5%	89.0%	90.2%	89.1%	88.6%	87.8%

Loss and LAE components:
Current accident year, excluding catastrophe loss	34.5%	37.2%	37.3%	40.2%	36.0%	37.3%	37.8%
Prior accident year loss reserve development	(5.2%)	(5.1%)	(5.4%)	(1.8%)	0.8%	(4.4%)	(3.6%)
Current accident year catastrophe loss	7.1%	8.0%	2.0%	1.8%	(3.7%)	4.7%	5.2%

Loss and LAE ratio	36.4%	40.1%	33.9%	40.2%	33.1%	37.6%	39.4%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	37	48	37	36	26	158	110

Net written premiums	37	48	37	36	26	158	110
Change in unearned premiums	—	(12)	(4)	(7)	—	(23)	(4)

Net earned premiums	37	36	33	29	26	135	106

Loss and LAE	29	25	21	15	23	90	71
Underwriting expense	12	14	13	11	8	50	37

Underwriting profit (loss)	$(4)	$(3)	$(1)	$3	$(5)	$(5)	$(2)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	—	2	—	2	4	3

Total current accident year catastrophe losses	$2	$—	$2	$—	$2	$4	$3

Prior year loss reserve development (favorable) / adverse	$5	$—	$(1)	$(1)	$6	$3	$8

Combined ratio:
Loss and LAE ratio	76.5%	65.5%	68.7%	51.3%	86.2%	66.4%	66.9%
Underwriting expense ratio	35.8%	37.5%	36.8%	39.4%	36.8%	37.3%	35.8%

Combined ratio	112.3%	103.0%	105.5%	90.7%	123.0%	103.7%	102.7%

Combined ratio excl. catastrophe and prior year development	95.6%	103.7%	99.6%	96.6%	94.5%	99.0%	93.0%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Net investment income	$419	$413	$412	$394	$376	$1,638	$1,458
Guaranteed withdrawal benefit fees	17	16	16	16	17	65	60
Policy charges and other miscellaneous income	10	11	11	10	7	42	43

Total revenues	446	440	439	420	400	1,745	1,561
Annuity benefits	334	222	260	182	257	998	892
Acquisition expenses	56	69	49	81	15	255	168
Other expenses	36	32	31	32	31	131	121

Total costs and expenses	426	323	340	295	303	1,384	1,181

Annuity earnings before income taxes	$20	$117	$99	$125	$97	$361	$380

Detail of Annuity earnings before income taxes
Earnings before income taxes, impact of fair value accounting and unlockings	$71	$119	$123	$112	$111	$425	$416
Impact of fair value accounting	(47)	(2)	3	13	(11)	(33)	(33)
Unlockings	(4)	—	(27)	—	(3)	(31)	(3)

Earnings before income taxes	$20	$117	$99	$125	$97	$361	$380

American Financial Group, Inc. Analysis of Annuity Earnings Before Impact of Fair Value Accounting for FIAs and Unlockings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Annuity Segment Pretax Earnings:
Annuity earnings before impact of fair value accounting for FIAs, unlockings and items below	$85	$83	$87	$84	$91	$339	$346

Investments marked to market through operating earnings:
Investment income (from page 26)	18	28	37	31	14	114	53
Associated DAC impact	(2)	(2)	(4)	(2)	(1)	(10)	(4)

Total	16	26	33	29	13	104	49

Impact of stock market on (a):
Annuities with guaranteed benefits (from page 15)	(22)	7	2	(1)	5	(14)	14
DAC associated with FIAs	(8)	3	1	—	2	(4)	7

Total (b)	(30)	10	3	(1)	7	(18)	21

Annuity earnings before impact of fair value accounting for FIAs and unlockings, as reported	$71	$119	$123	$112	$111	$425	$416

(a) Change in S&P 500	-14%	+7%	+3%	-1%	+6%	-6%	+19%
(b) Estimated impact (in millions of dollars) of a 1% change in the stock market on FIAs before fair value accounting (i.e. 1% “Rule of Thumb”)	$2	$1	$1	$1	$1	n/m	$1

American Financial Group, Inc. Analysis of Impact of Fair Value Accounting for FIAs ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Interest on Embedded Derivative liability	$(11)	$(10)	$(8)	$(7)	$(5)	$(36)	$(16)
Impact of changes in interest rates higher (lower) than expected (a)	(4)	(2)	12	27	(12)	33	(50)
Impact of change in stock market (b) (c)	(27)	12	6	(2)	9	(11)	29
Renewal option purchases lower (higher) than expected	1	—	(3)	(4)	—	(6)	4
Other, including impact of actual vs. expected lapses	(6)	(2)	(4)	(1)	(3)	(13)	—

Impact of Fair Value accounting, as reported	$(47)	$(2)	$3	$13	$(11)	$(33)	$(33)

Embedded Derivative liability balance at end of period	$2,720	$3,105	$2,776	$2,549	$2,542	$2,720	$2,542

(a)   Assuming a parallel shift in rates, AFG’s general “Rule of Thumb” for Fair Value earnings impact each month is that a +/-10bps change in the average 5/15 year Corporate A2 rates, as compared to the expected change (as indicated by the forward curve at the end of each month) will equate to a +/-$7 million impact on Fair Value earnings.

(b) Change in S&P 500	-14%	+7%	+3%	-1%	+6%	-6%	+19%
(c) Estimated impact (in millions of dollars) of a 1% change in the stock market on the fair value accounting for FIAs (i.e. 1% “Rule of Thumb”)	$2	$2	$2	$2	$2	$2	$2

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Detail of annuity benefits expense:
Interest credited - fixed	$186	$179	$173	$166	$164	$704	$633
Interest credited - fixed component of variable annuities	1	1	2	1	1	5	5
Change in expected death and annuitization reserve	4	5	4	4	5	17	18
Amortization of sales inducements	4	5	5	5	5	19	19
Guaranteed withdrawal benefit reserve:
Impact of change in stock market	22	(7)	(2)	1	(5)	14	(14)
Accretion of benefits and other	24	25	21	22	21	92	81
Change in other benefit reserves	8	10	11	8	9	37	45
Unlockings (a)	5	—	54	—	35	59	35

Subtotal before impact of fair value accounting	254	218	268	207	235	947	822

Embedded derivative mark-to-market (b)	(490)	223	82	(63)	178	(248)	564
Equity option mark-to-market	570	(219)	(90)	38	(156)	299	(494)

Subtotal impact in fair value accounting	80	4	(8)	(25)	22	51	70

Total annuity benefits expense	$334	$222	$260	$182	$257	$998	$892

(a)

Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $28 million in 2018 and $32 million in 2017 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense of $31 million in 2018 and $3 million in 2017.

(b)	Excludes unlocking impact of $44 million in 2018 and $25 million in 2017.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Average fixed annuity investments (at amortized cost) (a)	$35,993	$34,955	$33,935	$33,002	$32,245	$34,471	$31,250
Average annuity benefits accumulated	36,103	35,226	34,165	33,329	32,680	34,706	31,526

Annuity benefits accumulated in excess of investments (a)	$(110)	$(271)	$(230)	$(327)	$(435)	$(235)	$(276)

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.64%	4.70%	4.83%	4.74%	4.62%	4.73%	4.63%
Interest credited	(2.06%)	(2.03%)	(2.02%)	(1.99%)	(2.00%)	(2.03%)	(2.01%)

Net interest spread on fixed annuities	2.58%	2.67%	2.81%	2.75%	2.62%	2.70%	2.62%

Policy charges and other miscellaneous income	0.08%	0.09%	0.10%	0.10%	0.10%	0.10%	0.11%
Other annuity benefit expenses, net	(0.51%)	(0.24%)	(0.27%)	(0.29%)	(0.21%)	(0.33%)	(0.28%)
Acquisition expenses	(0.59%)	(0.76%)	(0.89%)	(0.94%)	(0.60%)	(0.79%)	(0.62%)
Other expenses	(0.38%)	(0.36%)	(0.35%)	(0.38%)	(0.37%)	(0.37%)	(0.37%)
Change in fair value of derivatives	(0.89%)	(0.05%)	0.10%	0.30%	(0.27%)	(0.15%)	(0.22%)
Unlockings	(0.04%)	0.00%	(0.32%)	0.00%	(0.06%)	(0.09%)	(0.01%)

Net spread earned on fixed annuities	0.25%	1.35%	1.18%	1.54%	1.21%	1.07%	1.23%

Average annuity benefits accumulated	$36,103	$35,226	$34,165	$33,329	$32,680	$34,706	$31,526
Net spread earned on fixed annuities	0.25%	1.35%	1.18%	1.54%	1.21%	1.07%	1.23%

Earnings on fixed annuity benefits accumulated	$22	$119	$101	$128	$99	$370	$387

Annuity benefits accumulated in excess of investments	$(110)	$(271)	$(230)	$(327)	$(435)	$(235)	$(276)
Net investment income (as % of investments)	4.64%	4.70%	4.83%	4.74%	4.62%	4.73%	4.63%

Earnings (loss) on annuity benefits accumulated in excess of investments	$(1)	$(3)	$(3)	$(4)	$(5)	$(11)	$(13)

Variable annuity earnings (includes unlockings)	(1)	1	1	1	3	2	6

Earnings before income taxes	$20	$117	$99	$125	$97	$361	$380

Detail of net spread earned on fixed annuities
Net spread earned - before impact of fair value accounting and unlockings	0.81%	1.37%	1.46%	1.38%	1.40%	1.26%	1.34%
Change in fair value of derivatives	(0.89%)	(0.05%)	0.10%	0.30%	(0.27%)	(0.15%)	(0.22%)
Estimated net offsets to deferred sales inducements and deferred policy acquisition costs	0.37%	0.03%	(0.06%)	(0.14%)	0.14%	0.05%	0.12%
Unlockings	(0.04%)	0.00%	(0.32%)	0.00%	(0.06%)	(0.09%)	(0.01%)

Net spread earned - after impact of fair value accounting and unlockings	0.25%	1.35%	1.18%	1.54%	1.21%	1.07%	1.23%

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Statutory Annuity Premiums ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Retail single premium annuities - indexed	$392	$354	$378	$294	$239	$1,418	$990
Retail single premium annuities - fixed	27	17	22	21	15	87	70
Broker dealer single premium annuities - indexed	335	322	355	259	174	1,271	733
Broker dealer single premium annuities - fixed	4	3	4	3	1	14	7
Financial institutions single premium annuities - indexed	455	460	448	413	364	1,776	1,711
Financial institutions single premium annuities - fixed	142	114	131	105	63	492	622
Pension risk transfer (PRT)	75	56	1	—	6	132	6
Education market - fixed and indexed annuities	46	46	54	46	41	192	174

Subtotal fixed annuity premiums	1,476	1,372	1,393	1,141	903	5,382	4,313

Variable annuities	6	6	6	7	6	25	28

Total annuity premiums	$1,482	$1,378	$1,399	$1,148	$909	$5,407	$4,341

Summary by Distribution Channel:
Retail	$419	$371	$400	$315	$254	$1,505	$1,060
Broker dealer	339	325	359	262	175	1,285	740
Financial institutions	597	574	579	518	427	2,268	2,333
Other	127	108	61	53	53	349	208

Total annuity premiums	$1,482	$1,378	$1,399	$1,148	$909	$5,407	$4,341

Summary by Product Type:
Total indexed	$1,211	$1,164	$1,213	$992	$802	$4,580	$3,523
Total fixed	265	208	180	149	101	802	790
Variable	6	6	6	7	6	25	28

Total annuity premiums	$1,482	$1,378	$1,399	$1,148	$909	$5,407	$4,341

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Beginning fixed annuity reserves	$35,774	$34,678	$33,652	$33,005	$32,354	$33,005	$29,647
Premiums	1,476	1,372	1,393	1,141	903	5,382	4,313
Federal Home Loan Bank (“FHLB”) advances (paydowns)	225	—	—	—	(64)	225	(64)
Surrenders, benefits and other withdrawals	(796)	(707)	(706)	(627)	(596)	(2,836)	(2,246)
Interest and other annuity benefit expenses:
Interest credited	186	179	173	166	164	704	633
Embedded derivative mark-to-market	(490)	223	82	(63)	178	(248)	564
Change in other benefit reserves	52	29	29	30	25	140	117
Unlockings	4	—	55	—	41	59	41

Ending fixed annuity reserves	$36,431	$35,774	$34,678	$33,652	$33,005	$36,431	$33,005

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$36,431	$35,774	$34,678	$33,652	$33,005	$36,431	$33,005
Impact of unrealized investment gains on reserves	10	8	32	71	133	10	133
Fixed component of variable annuities	175	176	176	178	178	175	178

Annuity benefits accumulated per balance sheet	$36,616	$35,958	$34,886	$33,901	$33,316	$36,616	$33,316

Annualized surrenders and other withdrawals as a % of beginning reserves	8.9%	8.2%	8.4%	7.6%	7.4%	8.6%	7.6%

Rider reserves included in ending fixed annuity reserves above	$472	$428	$411	$381	$358	$472	$358

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

GMIR	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17
1 - 1.99%	79%	78%	78%	77%	76%	75%
2 - 2.99%	4%	4%	4%	5%	5%	5%
3 - 3.99%	8%	9%	9%	9%	10%	10%
4.00% and above	9%	9%	9%	9%	9%	10%

Annuity Benefits Accumulated	$36,616	$35,958	$34,886	$33,901	$33,316	$32,671

Traditional Fixed and FIA Surrender Value (a) (b)	$27,842	$27,434	$26,502	$25,582	$25,138	$24,428

Ability to Lower Average Crediting Rates by (a) (c)	1.19%	1.16%	1.09%	1.00%	0.92%	0.88%

Pretax earnings impact of crediting guaranteed minimums (a)	$331	$317	$288	$255	$230	$216
(assumes net DAC impact over time = $0)

(a)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(b)	FIA Surrender Value include Host + Embedded Derivatives + Fixed Account values.
(c)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17
Assets:
Total cash and investments	$48,498	$47,841	$46,779	$45,949	$46,048	$45,253
Recoverables from reinsurers	3,349	3,352	3,073	3,173	3,369	3,262
Prepaid reinsurance premiums	610	717	645	614	600	691
Agents’ balances and premiums receivable	1,234	1,299	1,266	1,113	1,146	1,173
Deferred policy acquisition costs	1,682	1,669	1,582	1,417	1,216	1,119
Assets of managed investment entities	4,700	4,998	5,032	5,090	4,902	4,767
Other receivables	1,090	1,633	1,048	918	1,030	1,545
Variable annuity assets (separate accounts)	557	650	636	632	644	628
Other assets	1,529	1,832	1,574	1,551	1,504	1,526
Goodwill	207	199	199	199	199	199

Total assets	$63,456	$64,190	$61,834	$60,656	$60,658	$60,163

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$9,741	$9,670	$9,093	$9,193	$9,678	$9,563
Unearned premiums	2,595	2,740	2,539	2,413	2,410	2,567
Annuity benefits accumulated	36,616	35,958	34,886	33,901	33,316	32,671
Life, accident and health reserves	635	643	647	656	658	667
Payable to reinsurers	752	932	721	661	743	906
Liabilities of managed investment entities	4,512	4,807	4,840	4,869	4,687	4,506
Long-term debt	1,302	1,302	1,301	1,301	1,301	1,284
Variable annuity liabilities (separate accounts)	557	650	636	632	644	628
Other liabilities	1,774	2,324	2,087	1,847	1,887	1,992

Total liabilities	$58,484	$59,026	$56,750	$55,473	$55,324	$54,784

Redeemable noncontrolling interests	$—	$—	$—	$—	$3	$—

Shareholders’ equity:
Common stock	$89	$89	$89	$89	$88	$88
Capital surplus	1,245	1,231	1,220	1,205	1,181	1,167
Retained earnings	3,588	3,800	3,628	3,584	3,248	3,435
Unrealized gains - equities	—	—	—	—	221	173
Unrealized gains - fixed maturities	83	93	191	342	619	533
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(11)	(32)	(27)	(24)	(13)	(6)
Other comprehensive income, net of tax	(24)	(17)	(17)	(13)	(14)	(11)

Total shareholders’ equity	4,970	5,164	5,084	5,183	5,330	5,379

Noncontrolling interests	2	—	—	—	1	—

Total liabilities and equity	$63,456	$64,190	$61,834	$60,656	$60,658	$60,163

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17
Shareholders’ equity	$4,970	$5,164	$5,084	$5,183	$5,330	$5,379
Unrealized (gains) related to fixed maturities	(72)	(61)	(164)	(318)	(606)	(527)

Adjusted shareholders’ equity	4,898	5,103	4,920	4,865	4,724	4,852
Goodwill	(207)	(199)	(199)	(199)	(199)	(199)
Intangibles	(54)	(31)	(34)	(36)	(26)	(29)

Tangible adjusted shareholders’ equity	$4,637	$4,873	$4,687	$4,630	$4,499	$4,624

Common shares outstanding	89.292	89.189	89.072	88.881	88.275	88.093

Book value per share:

Book value per share	$55.66	$57.90	$57.08	$58.32	$60.38	$61.06
Adjusted (a)	54.86	57.22	55.24	54.74	53.51	55.08
Tangible, adjusted (b)	51.93	54.64	52.63	52.10	50.95	52.50

Market capitalization

AFG’s closing common share price	$90.53	$110.97	$107.33	$112.22	$108.54	$103.45

Market capitalization	$8,084	$9,897	$9,560	$9,974	$9,581	$9,113

Price / Adjusted book value ratio	1.65	1.94	1.94	2.05	2.03	1.88

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17
AFG senior obligations	$1,018	$1,018	$1,018	$1,018	$1,018	$1,003
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,018	$1,018	$1,018	$1,018	$1,018	$1,003

AFG subordinated debentures	300	300	300	300	300	300

Total principal amount of long-term debt	$1,318	$1,318	$1,318	$1,318	$1,318	$1,303

Shareholders’ equity	4,970	5,164	5,084	5,183	5,330	5,379
Noncontrolling interests (including redeemable NCI)	2	—	—	—	4	—
Less:
Unrealized (gains) related to fixed maturity investments	(72)	(61)	(164)	(318)	(606)	(527)

Total adjusted capital	$6,218	$6,421	$6,238	$6,183	$6,046	$6,155

Ratio of debt to total adjusted capital:
Including subordinated debt	21.2%	20.5%	21.1%	21.3%	21.8%	21.2%
Excluding subordinated debt	16.4%	15.9%	16.3%	16.5%	16.8%	16.3%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Property and Casualty Insurance
Paid Losses (GAAP)	$719	$614	$629	$640	$726	$2,602	$2,528

	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	09/30/17
Statutory Surplus
Property and Casualty Insurance	$2,867	$2,885	$2,797	$2,781	$2,729	$2,817
AFG’s principal annuity subsidiaries (total adjusted capital)	$3,015	$2,703	$2,511	$2,442	$2,442	$2,433

Allowable dividends without regulatory approval
Property and Casualty Insurance	$529	$563	$563	$563	$563	$496
Annuity and Run-off (a)	263	263	263	263	263	197

Total	$792	$826	$826	$826	$826	$693

(a)	The amount in the 12/31/18 column represents the 9/30/18 amount. The year-end 2018 amount will be finalized in February 2019.

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - December 31, 2018
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,007	$339	$169	$—	$1,515	3%
Fixed maturities - Available for sale	7,853	34,132	12	—	41,997	87%
Fixed maturities - Trading	50	55	—	—	105	0%
Equity securities	1,017	744	53	—	1,814	4%
Investments accounted for using the equity method	557	817	—	—	1,374	3%
Mortgage loans	289	779	—	—	1,068	2%
Policy loans	—	174	—	—	174	0%
Equity index call options	—	184	—	—	184	0%
Real estate and other investments	134	276	44	(187)	267	1%

Total cash and investments	$10,907	$37,500	$278	$(187)	$48,498	100%

	Carrying Value - December 31, 2017
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,398	$625	$315	$—	$2,338	5%
Fixed maturities - Available for sale	7,142	31,223	14	—	38,379	83%
Fixed maturities - Trading	232	116	—	—	348	1%
Equity securities	1,012	594	56	—	1,662	4%
Investments accounted for using the equity method	404	595	—	—	999	2%
Mortgage loans	308	817	—	—	1,125	2%
Policy loans	—	184	—	—	184	0%
Equity index call options	—	701	—	—	701	2%
Real estate and other investments	158	311	57	(214)	312	1%

Total cash and investments	$10,654	$35,166	$442	$(214)	$46,048	100%

Unrealized gain/(loss) on equity securities	$165	$114	$—	$—	$279

Note: On January 1, 2018, AFG adopted Accounting Standards Update (“ASU”) 2016-01, which requires all equity securities other than those accounted for under the equity method to be reported at fair value with holding gains and losses recognized in net earnings.

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$74	$72	$72	$66	$65	$284	$258
Fixed maturities - Trading	1	—	2	—	—	3	3
Equity securities - dividends	11	13	11	13	13	48	51
Equity securities - MTM	9	(1)	5	—	—	13	—
Equity in investees	14	16	18	17	4	65	27
AFG managed CLOs	(1)	1	1	1	2	2	7
Other investments (a)	10	9	8	5	6	32	26

Gross investment income	118	110	117	102	90	447	372
Investment expenses	(3)	(2)	(2)	(2)	(4)	(9)	(10)

Total net investment income	$115	$108	$115	$100	$86	$438	$362

Average cash and investments (b)	$10,651	$10,388	$10,346	$10,422	$10,062	$10,497	$9,948

Average yield (c)	4.32%	4.16%	4.45%	3.84%	3.42%	4.17%	3.64%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$376	$361	$350	$338	$342	$1,425	$1,314
Equity securities - dividends	9	6	7	8	7	30	22
Equity securities - MTM	2	—	11	—	—	13	—
Equity in investees	19	25	23	29	9	96	37
AFG managed CLOs	(3)	3	3	2	5	5	16
Other investments (a)	18	19	19	17	14	73	70

Gross investment income	421	414	413	394	377	1,642	1,459
Investment expenses	(4)	(3)	(3)	(3)	(4)	(13)	(11)

Total net investment income	$417	$411	$410	$391	$373	$1,629	$1,448

Average cash and investments (b)	$35,993	$34,955	$33,935	$33,002	$32,245	$34,471	$31,250

Average yield (c)	4.64%	4.70%	4.83%	4.74%	4.62%	4.73%	4.63%

AFG consolidated net investment income:
Property & Casualty	$115	$108	$115	$100	$86	$438	$362
Annuity:
Fixed Annuity	417	411	410	391	373	1,629	1,448
Variable Annuity	2	2	2	3	3	9	10
Parent & other	4	10	7	4	10	25	34
Consolidate CLOs	4	(4)	(4)	(3)	(7)	(7)	(23)

Total net investment income	$542	$527	$530	$495	$465	$2,094	$1,831

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Investments Marked-to-Market Through Investment Income and Investments Accounted For Using the Equity Method ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	12/31/18	12/31/17
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$9	$(1)	$5	$—	$—	$13	$—
Investments accounted for using the equity method (b)	14	16	18	17	4	65	27
AFG managed CLOs (eliminated in consolidation)	(1)	1	1	1	2	2	7

Total Property & Casualty	$22	$16	$24	$18	$6	$80	$34

Investments
Equity securities MTM through investment income (a)	$50	$40	$40	$31	$27	$50	$27
Investments accounted for using the equity method (b)	557	520	475	440	402	557	402
AFG managed CLOs (eliminated in consolidation)	56	57	57	66	64	56	64

Total Property & Casualty	$663	$617	$572	$537	$493	$663	$493

Annualized Yield - Property & Casualty	13.8%	10.8%	17.3%	14.0%	4.1%	13.9%	7.9%

Fixed Annuity:
Net Investment Income
Equity securities MTM through investment income (a)	$2	$—	$11	$—	$—	$13	$—
Investments accounted for using the equity method (b)	19	25	23	29	9	96	37
AFG managed CLOs (eliminated in consolidation)	(3)	3	3	2	5	5	16

Total Fixed Annuity	$18	$28	$37	$31	$14	$114	$53

Investments
Equity securities MTM through investment income (a)	$84	$79	$79	$57	$49	$84	$49
Investments accounted for using the equity method (b)	817	769	719	657	590	817	590
AFG managed CLOs (eliminated in consolidation)	132	134	135	155	151	132	151

Total Fixed Annuity	$1,033	$982	$933	$869	$790	$1,033	$790

Annualized Yield - Fixed Annuity	7.1%	11.7%	16.4%	14.9%	7.6%	12.4%	8.2%

Combined (includes Parent amounts not shown above):
Net Investment Income
Equity securities MTM through investment income (a)	$6	$1	$16	$(1)	$2	$22	$7
Investments accounted for using the equity method (b)	33	41	41	46	13	161	64
AFG managed CLOs (eliminated in consolidation)	(4)	4	4	3	7	7	23

Total Combined (including Parent)	$35	$46	$61	$48	$22	$190	$94

Investments
Equity securities MTM through investment income (a)	$187	$176	$173	$142	$132	$187	$132
Investments accounted for using the equity method (b)	1,374	1,289	1,194	1,097	992	1,374	992
AFG managed CLOs (eliminated in consolidation)	188	191	192	221	215	188	215

Total Combined (including Parent)	$1,749	$1,656	$1,559	$1,460	$1,339	$1,749	$1,339

Annualized Yield - Combined	8.2%	11.4%	16.2%	13.7%	5.7%	12.2%	8.3%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

December 31, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$245	$243	$(2)	1%	1%
States, municipalities and political subdivisions	6,850	6,964	114	17%	14%
Foreign government	166	168	2	0%	0%
Residential mortgage-backed securities	2,478	2,746	268	7%	6%
Commercial mortgage-backed securities	905	920	15	2%	2%
Asset-backed securities	9,781	9,811	30	23%	20%
Corporate and other bonds	21,517	21,250	(267)	50%	44%

Total AFG consolidated	$41,942	$42,102	$160	100%	87%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.47%
Net of investment expense (a)	4.42%

Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

December 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$293	$291	$(2)	1%	1%
States, municipalities and political subdivisions	6,912	7,148	236	18%	15%
Foreign government	239	242	3	1%	1%
Residential mortgage-backed securities	2,887	3,230	343	8%	7%
Commercial mortgage-backed securities	928	963	35	2%	2%
Asset-backed securities	7,836	7,962	126	21%	17%
Corporate and other bonds	18,291	18,891	600	49%	41%

Total AFG consolidated	$37,386	$38,727	$1,341	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.51%
Net of investment expense (a)	4.43%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions)

	December 31, 2018				December 31, 2017
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$203	$202	(1)	3%	$244	$243	$(1)	3%
States, municipalities and political subdivisions	2,630	2,642	12	33%	2,740	2,798	58	38%
Foreign government	155	156	1	2%	228	229	1	3%
Residential mortgage-backed securities	725	784	59	10%	843	918	75	13%
Commercial mortgage-backed securities	83	84	1	1%	93	95	2	1%
Asset-backed securities	2,275	2,259	(16)	29%	1,716	1,724	8	23%
Corporate and other bonds	1,792	1,776	(16)	22%	1,349	1,367	18	19%

Property and Casualty Insurance	$7,863	$7,903	$40	100%	$7,213	$7,374	$161	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.91%				3.73%
Net of investment expense (a)	3.81%				3.54%
Tax equivalent, net of investment expense (b)	3.99%				4.03%

Approximate average life and duration:
Approximate average life	4.5 years				5 years
Approximate duration	3.5 years				4 years

	December 31, 2018				December 31, 2017
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$42	$41	$(1)	0%	$48	$47	$(1)	0%
States, municipalities and political subdivisions	4,220	4,322	102	13%	4,172	4,350	178	14%
Foreign government	11	12	1	0%	11	13	2	0%
Residential mortgage-backed securities	1,750	1,950	200	6%	2,041	2,299	258	7%
Commercial mortgage-backed securities	822	836	14	2%	835	868	33	3%
Asset-backed securities	7,506	7,552	46	22%	6,120	6,238	118	20%
Corporate and other bonds	19,725	19,474	(251)	57%	16,942	17,524	582	56%

Total Annuity and Run-off	$34,076	$34,187	$111	100%	$30,169	$31,339	$1,170	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.59%				4.66%
Net of investment expense (a)	4.55%				4.61%

Approximate average life and duration:
Approximate average life	6.5 years				6.5 years
Approximate duration	4.5 years				5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	December 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$7,367	$7,359	$(8)	17%
AA	8,714	8,831	117	21%
A	10,006	9,989	(17)	24%
BBB	12,206	12,053	(153)	29%

Subtotal - Investment grade	38,293	38,232	(61)	91%
BB	703	685	(18)	2%
B	261	254	(7)	0%
Other (b)	2,685	2,931	246	7%

Subtotal - Non-Investment grade	3,649	3,870	221	9%

Total	$41,942	$42,102	$160	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,253	$6,356	$103	16%
AA	8,150	8,411	261	22%
A	9,149	9,447	298	25%
BBB	10,146	10,496	350	27%

Subtotal - Investment grade	33,698	34,710	1,012	90%
BB	725	739	14	2%
B	324	328	4	1%
Other (b)	2,639	2,950	311	7%

Subtotal - Non-Investment grade	3,688	4,017	329	10%

Total	$37,386	$38,727	$1,341	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 32 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

December 31, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$170	$168	$(2)	5%	1%
Prime (Non-Agency)	967	1,098	131	30%	2%
Alt-A	972	1,074	102	29%	2%
Subprime	369	406	37	11%	1%
Commercial	905	920	15	25%	2%

Total AFG consolidated	$3,383	$3,666	$283	100%	8%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 81%; Alt-A 80%; Subprime 83%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 734; Alt-A 698; Subprime 631.

•	94% of our Commercial MBS portfolio is investment-grade rated (82% AAA) and the average subordination for this group of assets is 33.5%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 4.5 years.

December 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$207	$205	$(2)	5%	0%
Prime (Non-Agency)	1,218	1,386	168	33%	3%
Alt-A	994	1,122	128	27%	3%
Subprime	468	517	49	12%	1%
Commercial	928	963	35	23%	2%

Total AFG consolidated	$3,815	$4,193	$378	100%	9%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:

	December 31, 2018
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$137	$134	$(3)	15%	1%
Prime (Non-Agency)	138	155	17	18%	1%
Alt-A	289	319	30	37%	3%
Subprime	161	176	15	20%	2%
Commercial	83	84	1	10%	1%

Total	$808	$868	$60	100%	8%

	December 31, 2017
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$166	$163	$(3)	16%	2%
Prime (Non-Agency)	174	195	21	19%	2%
Alt-A	301	339	38	34%	3%
Subprime	202	221	19	22%	2%
Commercial	93	95	2	9%	1%

Total	$936	$1,013	$77	100%	10%

Annuity and Run-off:

	December 31, 2018
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$33	$34	$1	1%	0%
Prime (Non-Agency)	826	931	105	34%	2%
Alt-A	683	755	72	27%	2%
Subprime	208	230	22	8%	1%
Commercial	822	836	14	30%	2%

Total	$2,572	$2,786	$214	100%	7%

	December 31, 2017
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$41	$42	$1	1%	0%
Prime (Non-Agency)	1,041	1,178	137	37%	4%
Alt-A	693	783	90	25%	2%
Subprime	266	296	30	10%	1%
Commercial	835	868	33	27%	2%

Total	$2,876	$3,167	$291	100%	9%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	December 31, 2018
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$1,107	$1,119	$12	31%
AA	143	147	4	4%
A	263	270	7	7%
BBB	232	243	11	7%

Subtotal - investment grade	1,745	1,779	34	49%
BB	128	131	3	3%
B	155	154	(1)	4%
Other (b)	1,355	1,602	247	44%

Total	$3,383	$3,666	$283	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2017
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$1,209	$1,246	$37	30%
AA	90	93	3	2%
A	225	239	14	6%
BBB	170	182	12	4%

Subtotal - investment grade	1,694	1,760	66	42%
BB	192	197	5	5%
B	224	230	6	5%
Other (b)	1,705	2,006	301	48%

Total	$3,815	$4,193	$378	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 33 for more information.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - December 31, 2018
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$213	$1,889	$98	$367	$752	$3,870	$170	$7,359	17%
AA	22	4,456	53	129	18	2,570	1,583	8,831	21%
A	—	448	—	248	22	2,086	7,185	9,989	24%
BBB	—	110	—	169	74	769	10,931	12,053	29%

Subtotal - Investment grade	235	6,903	151	913	866	9,295	19,869	38,232	91%
BB	—	—	—	97	34	23	531	685	2%
B	—	8	—	151	3	4	88	254	0%
CCC, CC, C	—	—	—	670	5	2	12	689	2%
D	—	3	—	230	—	—	1	234	1%

Subtotal - Non-Investment grade	—	11	—	1,148	42	29	632	1,862	5%
Not Rated	8	50	17	685	12	487	749	2,008	4%

Total	$243	$6,964	$168	$2,746	$920	$9,811	$21,250	$42,102	100%

	Fair Value - December 31, 2017
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$250	$1,848	$168	$444	$802	$2,649	$195	$6,356	16%
AA	34	4,671	66	74	19	2,242	1,305	8,411	22%
A	—	494	3	216	23	1,835	6,876	9,447	25%
BBB	—	47	—	106	76	800	9,467	10,496	27%

Subtotal - Investment grade	284	7,060	237	840	920	7,526	17,843	34,710	90%
BB	—	4	4	173	24	23	511	739	2%
B	—	7	1	226	4	—	90	328	1%
CCC, CC, C	—	1	—	902	3	3	26	935	2%
D	—	5	—	517	—	—	—	522	1%

Subtotal - Non-Investment grade	—	17	5	1,818	31	26	627	2,524	6%
Not Rated	7	71	—	572	12	410	421	1,493	4%

Total	$291	$7,148	$242	$3,230	$963	$7,962	$18,891	$38,727	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.